                                                                       CONFORMED
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report: October 24, 2001
--------------------------------
(Date of earliest event reported)                  Commission File No. 333-27341


                           TELEX COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                              38-1853300
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                        This document contains 13 pages.

================================================================================

ITEMS 1-4       NOT APPLICABLE


ITEM 5          OTHER EVENTS

                ON OCTOBER 24, 2001, TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED THAT IT HAS MODIFIED THE TERMS AND EXTENDED THE EXPIRATION DATE FOR ITS PREVIOUSLY ANNOUNCED EXCHANGE OFFER AND CONSENT SOLICITATION IN CONNECTION WITH ITS PROPOSED DEBT RESTRUCTURING PLAN. THE PRESS RELEASE ISSUED BY THE COMPANY DETAILING THE EXTENDED EXPIRATION DATE IS ATTACHED AS EXHIBIT 99.1.


ITEM 6          NOT APPLICABLE


ITEM 7          EXHIBITS

                99.1 PRESS RELEASE ISSUED BY THE COMPANY DATED OCTOBER 24, 2001.

                99.2 SELECTED FINANCIAL DATA AND MANAGEMENT'S DISCUSSION AND
                     ANALYSIS OF SELECTED FINANCIAL DATA AS OF SEPTEMBER 30, 2001 AND DECEMBER 31, 2000, AND FOR THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2001 AND 2000.

ITEM 8          NOT APPLICABLE

ITEM 9          REGULATION FD DISCLOSURE

                THE INFORMATION INCLUDED IN THIS REPORT, FILED HEREWITH AS
                EXHIBIT 99.2, IS FURNISHED PURSUANT TO REGULATION FD AND SHALL NOT BE DEEMED TO BE "FILED" FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934 OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION. THIS REPORT SHOULD NOT BE DEEMED AN ADMISSION AS TO THE MATERIALITY OF ANY INFORMATION IN THE
                REPORT THAT IS REQUIRED TO BE DISCLOSED SOLELY BY REGULATION FD.


SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                       TELEX COMMUNICATIONS, INC.




Dated:  October 26, 2001               By:  /s/ Ned C. Jackson
                                           -------------------------------------
                                                Ned C. Jackson
                                                President and Chief Executive
                                                Officer




Dated:  October 26, 2001               By:  /s/ Richard J. Pearson
                                           -------------------------------------
                                                Richard J. Pearson
                                                Vice President and Chief
                                                Financial Officer

                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX

                  EXHIBIT NO.              DESCRIPTION
                  -----------              -----------
                    99.1                   PRESS RELEASE ISSUED BY THE COMPANY DATED OCTOBER 24, 2001.

                    99.2                   SELECTED FINANCIAL DATA AND MANAGEMENT'S DISCUSSION AND
                                           ANALYSIS OF SELECTED FINANCIAL DATA AS OF SEPTEMBER 30,
                                           2001 AND DECEMBER 31, 2000, AND FOR THE THREE AND NINE
                                           MONTH PERIODS ENDED SEPTEMBER 30, 2001 AND 2000.









                                       3